Exhibit 99.2
Booz Allen Hamilton First Quarter Fiscal 2012 August 9, 2011

2 Today's Agenda Curt Riggle Director, Investor Relations Introduction Ralph Shrader Chairman, Chief Executive Officer and President Management Overview Sam Strickland Executive Vice President and Chief Financial Officer Financial Overview Questions and Answers

3 Disclaimers Forward Looking Safe Harbor Statement The following information includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen's preliminary financial results, financial outlook and guidance, including projected Revenue, Diluted EPS, and Adjusted Diluted EPS, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "forecasts," "expects," "intends," "plans," "anticipates," "projects," "outlook," "believes," "estimates," "predicts," "potential," "continue," "preliminary," or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include: cost cutting initiatives and other efforts to reduce U.S. government spending, which could reduce or delay funding for orders for services especially in the current political environment; delayed funding of our contracts due to delays in the completion of the U.S. government's budgeting process and the use of continuing resolutions or related changes in the pattern or timing of government funding and spending; any issue that compromises our relationships with the U.S. government or damages our professional reputation; changes in U.S. government spending and mission priorities that shift expenditures away from agencies or programs that we support; the size of our addressable markets and the amount of U.S. government spending on private contractors; failure to comply with numerous laws and regulations; our ability to compete effectively in the competitive bidding process and delays caused by competitors' protests of major contract awards received by us; the loss of GSA schedules or our position as prime contractor on GWACs; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; our ability to generate revenue under certain of our contracts; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in estimates used in recognizing revenue; any inability to attract, train or retain employees with the requisite skills, experience and security clearances; an inability to hire, assimilate and deploy enough employees to serve our clients under existing contracts; an inability to effectively and timely utilize our employees and professionals; failure by us or our employees to obtain and maintain necessary security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; increased competition from other companies in our industry; failure to maintain strong relationships with other contractors; inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements or other unfavorable outcomes; internal system or service failures and security breaches; risks related to our indebtedness and credit facilities which contain financial and operating covenants; the adoption by the U.S. government of new laws, rules and regulations, such as those relating to organizational conflicts of interest issues; an inability to utilize existing or future tax benefits, including those related to our NOLs and stock-based compensation expense, for any reason, including a change in law; and variable purchasing patterns under U.S. government GSA schedules, blanket purchase agreements and ID/IQ contracts. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10K, filed with the SEC on June 8, 2011. All forward-looking statements attributable to the company or persons acting on the company's behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, the company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note to Non-GAAP Financial Data Information Booz Allen discloses in the following information Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen's performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of Operating and Net Income to Adjusted Operating Income, Adjusted EBITDA and Adjusted Net Income, and cash flow to free cash flow, and the explanatory footnotes regarding those adjustments, and (ii) use Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, and Adjusted Diluted EPS in addition to, and not as an alternative to operating income, net income or Diluted EPS as a measure of operating results with cash flow in addition to and not as an alternative to net cash generated from operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen's performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen's performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen's industry.

Fiscal Year 2012 Business Highlights Solid Balance Sheet and diverse contract base Revenue growth across all major markets Significant earnings growth Record high Total Backlog Focused strategy for Commercial and International markets Ongoing recognition as a "Best Company to Work For" 4

5 Key Financial Highlights Preliminary First Quarter Fiscal 2012 Results

Value Drivers History of organic growth Successful track record during times of change Margin expansion Commitment to long term performance Continued scale up in critical Cyber capabilities Commercial/International non-compete expiration 6

Outlook 7 Revenue growth forecast: Mid-single digits in 1H Higher Growth in 2H Diluted EPS forecast: $1.40 - $1.50 Adjusted Diluted EPS forecast: $1.55 - $1.65 Fiscal 2012 Outlook

8 Financial Appendix

Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information 9 "Adjusted Operating Income" represents Operating Income before (i) certain stock option-based and other equity-based compensation expenses, (ii) adjustments related to the amortization of intangible assets, and (iii) any extraordinary, unusual or non-recurring items. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, and (iii) any extraordinary, unusual or non-recurring items. Booz Allen prepares Adjusted EBITDA to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Net Income" represents net income before: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) adjustments related to the amortization of intangible assets, (iv) amortization or write-off of debt issuance costs and write-off of original issue discount, or OID, and (v) any extraordinary, unusual or non-recurring items, in each case net of the tax effect calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Diluted EPS" represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information (Unaudited and in thousands, except share and per share data) Three Months Ended June 30, Three Months Ended June 30, 2011 2010 Adjusted Operating Income Operating Income $98,122 $88,745 Certain stock-based compensation expense (a) 6,897 13,344 Amortization of intangible assets (b) 4,091 7,158 Transaction expenses (c) - 72 Adjusted Operating Income $109,110 $109,319 EBITDA & Adjusted EBITDA Net income $51,136 $28,169 Income tax expense 34,250 19,916 Interest and other, net 12,736 40,660 Depreciation and amortization 17,858 19,384 EBITDA 115,980 108,129 Certain stock-based compensation expense (a) 6,897 13,344 Transaction expenses (c) - 72 Adjusted EBITDA $122,877 $121,545 Adjusted Net Income Net income $51,136 $28,169 Certain stock-based compensation expense (a) 6,897 13,344 Transaction expenses (c) - 72 Amortization of intangible assets (b) 4,091 7,158 Amortization or write-off of debt issuance costs and write-off of OID 1,194 1,913 Release of FIN 48 reserves (d) (464) - Adjustments for tax effect (e) (4,873) (8,995) Adjusted Net Income $57,981 $41,661 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 139,922,465 120,955,518 Adjusted Net Income per diluted share $0.41 $0.34 Free Cash Flow Net cash provided by operating activities $53,844 $10,011 Less: Purchases of property and equipment (17,601) (16,213) Free Cash Flow $36,243 $(6,202) 10 (a) Reflects stock-based compensation expense for options for Class A Common Stock and restricted shares, in each case, issued in connection with the acquisition under the Officer's Rollover Stock Plan that was established in connection with the acquisition. Also reflects stock-based compensation expense for Equity Incentive Plan Class A Common Stock options issued in connection with the acquisition under the Equity Incentive Plan that was established in the connection with the acquisition. (b) Reflects amortization of intangible assets resulting from the acquisition. (c) Three months ended June 30, 2010 reflects certain external administrative and other expenses incurred in connection with the initial public offering. (d) Three months ended June 30, 2011 reflects the release of uncertain tax reserves, net of tax. (e) Reflects tax adjustments at an assumed marginal tax rate of 40%.